UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):      April 24, 2008
                                                      -----------------


                            Dresser-Rand Group Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its Charter)



          Delaware                  001-32586                20-1780492
   -------------------------     ------------------     ----------------------
(State or other jurisdiction of  (Commission File   (IRS Employer Identification
      Incorporation)                 Number)                    No.)


1200 W. Sam Houston Parkway N., Houston, Texas                    77043
----------------------------------------------------------        -----
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:               (713) 467-2221


                                 Not Applicable
                             ----------------------
           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS


ITEM 8.01         OTHER EVENTS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES

EXHIBIT INDEX


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

Item 8.01            Other Events
                     In a news release issued on April 24, 2008, Dresser-Rand Group Inc. (NYSE: DRC) announced that its board of directors has authorized the repurchase of up to $150 million of its common stock, which is approximately 5 percent of the Company's outstanding shares. As of March 31, 2008, Dresser-Rand had 86.0 million shares of common stock outstanding.
Item 9.01            Financial Statements and Exhibits
                     (d)     Exhibits
                             99.1 Dresser-Rand Group Inc. Press Release dated April 24, 2008


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


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                DRESSER-RAND GROUP INC
                                                     (Registrant)


Date:  April 24, 2008                    By:    /s/ Mark F. Mai
                                                ---------------
                                                Mark F. Mai
                                                Vice President, General Counsel
                                                and Secretary


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


                             DRESSER-RAND GROUP INC.

                                  EXHIBIT INDEX


Exhibit No.              Subject Matter
99.1                     Dresser-Rand Group Inc.  Press Release dated April 24,
                         2008


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